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EXHIBIT 99.1   Written Statement Of Chief Executive Officer And Chief Financial
               Officer

      The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 filed by GTSI Corp. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of GTSI Corp.


Dated:  August 12, 2002                     /s/ DENDY YOUNG
                                            ------------------------------------
                                            Dendy Young
                                            Chairman and Chief Executive Officer


Dated:  August 12, 2002                     /s/ QUANG LE
                                            ------------------------------------
                                            Quang Le
                                            Acting Chief Financial Officer and
                                            Controller




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